UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2024

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2014 Champions Gateway

Canton, OH 44708

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 754-3427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 0.064578 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment Number 10 to Term Loan Agreement

On January 11, 2024, Hall of Fame Resort & Entertainment Company (the “Company”), HOF Village Newco, LLC (“HOF Village”) and HOF Village Youth Fields, LLC (“HOFV YF”) entered into Amendment Number 10 to Term Loan Agreement (“Amendment Number 10”) with CH Capital Lending, LLC (“Lender”), an affiliate of our director Stuart Lichter.

Amendment Number 10, and the related amendments described below, were entered as a condition of closing the Transaction, defined below, to (i) release HOFV YF from certain debt instruments with Lender, IRG, LLC, a Nevada limited liability company, JKP Financial, LLC, a Delaware limited liability company, and Midwest Lender Fund, LLC, a Delaware limited liability company; (ii) partially release a mortgage by CH Capital Lending, LLC releasing the leasehold property owned by HOFV YF from the mortgage; and (iii) release collateral owned by HOFV YF from the security agreement.

Amendment Number 10 also memorializes the outstanding principal amount of $6,142,308.45 after applying proceeds from the Transaction and adding $4,400,000 back to the outstanding principal amount for funds immediately advanced to the Company resulting in a new loan amount of $10,542,308.45. Additionally, the Company and HOF Village irrevocably instructed the Purchaser (defined below) in the Transaction to deliver the Holdback Amount (defined below), if any, owing to HOF Village pursuant to the Transaction to Lender for and on behalf of the Company.

Amendment Number 10 is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Second Amendment to Second Amended and Restated Secured Cognovit Promissory Note

On January 11, 2024, the Company and HOF Village entered into a Second Amendment to Second Amended and Restated Secured Cognovit Promissory Note (“Second Amendment to Second A&R Secured Cognovit Promissory Note with CH Capital Lending, LLC (“Lender”), an affiliate of our director Stuart Lichter.

The Second Amendment to Second A&R Secured Cognovit Promissory Note was entered to (i) credit $8,126,633.95 in proceeds from the closing of the Transaction toward the principal amount of $14,268,942.40 resulting in a balance of approximately $6,142,308.45; (ii) add $4,400,000 to the outstanding principal amount for funds immediately advanced to the Company resulting in a new loan amount of $10,542,308.45 with all other terms, covenants and conditions of the Note, the Loan Agreement and other Loan Documents remaining as originally written.

The Second Amendment to Second A&R Secured Cognovit Promissory Note is attached hereto as Exhibit 10.2 and incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Sixth Amendment to and Spreader of Pledge and Security Agreement

On January 11, 2024, the Company, HOF Village and HOFV YF entered into a Sixth Amendment to and Spreader of Pledge and Security Agreement (“Sixth Amendment & Spreader”) with CH Capital Lending, LLC (“Administrative Agent”), IRG, LLC, Midwest Lender Fund, LLC, affiliates of our director Stuart Lichter, and JKP Financial, LLC (collectively “Secured Parties”).

The Sixth Amendment & Spreader memorializes deletion of Article 9, the collateral section, of the existing Security Agreement with respect to the sports complex (i.e., youth fields).

The Sixth Amendment & Spreader is attached hereto as Exhibit 10.3 and incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Fourth Amendment to and Spreader of Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing

On January 11, 2024, HOF Village Parking, LLC, HOF Village Hotel WP, LLC and HOF Village entered into a Fourth Amendment to and Spreader of Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (“Fourth Amendment & Spreader”) with CH Capital Lending, LLC (“Administrative Agent” or “Secured Party”), an affiliate of our director Stuart Lichter.

The Fourth Amendment & Spreader was entered to secure indebtedness to the Lender and states (i) HOF Village Parking, LLC will mortgage, grant and convey its subleasehold interest in certain real property to Lender; (ii) HOF Village Hotel WP, LLC will mortgage, grant and convey its fee simple interest in certain real property to Lender; (iii) amend the existing mortgage to secure the obligations under all of the instruments; (iv) amend and spread the maximum principal indebtedness to Lender to include principal amounts of all the secured instruments and the total principal indebtedness shall not exceed $66,003,898.56, exclusive of interest, taxes, legal fees and costs advanced for preservation of the property; and (v) describes an event of default under the existing mortgage to include a failure to pay timely under, or to perform the other obligations under, any of the secured instruments.

The Fourth Amendment & Spreader is attached hereto as Exhibit 10.4 and incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Partial Release of Mortgage

On January 11, 2024, CH Capital Lending, LLC (“Administrative Agent”), IRG, LLC, Midwest Lender Fund, LLC, affiliates of our director Stuart Lichter, and JKP Financial, LLC (collectively “Lenders”) issued a partial release under the mortgage (“Partial Release”) made by HOFV YF, HOF Village Parking, LLC and HOF Village. The Secured Party released and discharged from the lien of the mortgage the sports complex portion of the leasehold estate.

The Partial Release is attached hereto as Exhibit 10.5 and incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Omnibus Release of Youth Fields Borrower from Certain Debt Instruments

On January 11, 2024, CH Capital Lending, LLC (“Administrative Agent”), IRG, LLC, Midwest Lender Fund, LLC, affiliates of our director Stuart Lichter, and JKP Financial, LLC (collectively “Lenders”) agreed to amend certain existing debt instruments and release certain real and personal property collateral and for the benefit of HOFV YF by way of an omnibus release of HOFV YF borrower form certain debt instruments (“Omnibus Release”).

In addition to releasing HOFV YF from certain debt instruments, the Omnibus Release memorializes the Lender’s agreement to contemporaneously release the mortgage, terminate applicable UCC financing statements, and execute the necessary amendments to terminate its security interest in certain real and personal property collateral.

The Omnibus Release is attached hereto as Exhibit 10.6 and incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Amendment Number 11 to Term Loan Agreement

On January 17, 2024, the Company and HOF Village (collectively “Term Loan Borrower”) entered into Amendment Number 11 to Term Loan Agreement (“Amendment Number 11”) with CH Capital Lending, LLC (“Lender”), an affiliate of our director Stuart Lichter.

Amendment Number 11 was entered to advance $2,200,000 to Term Loan Borrower resulting in an increase of the principal amount of the loan to a total of $12,751,934.09. In consideration for the advance, the Term Loan Borrower executed a Third Amendment to the Second Amended and Restated Note to reflect the increase in principal.

Amendment Number 11 is attached hereto as Exhibit 10.7 and incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Third Amendment to Second Amended and Restated Secured Cognovit Promissory Note

On January 17, 2024, the Company and HOF Village, entered into a Third Amendment to Second Amended and Restated Secured Cognovit Promissory Note (“Third Amendment to Second A&R Secured Cognovit Promissory Note”) with CH Capital Lending, LLC (“Lender”), an affiliate of our director Stuart Lichter.

The Third Amendment to Second A&R Secured Cognovit Promissory Note was entered to increase by $2,200,000 the principal amount under the Note resulting in an increase in the maximum principal amount from $10,551,934.09 to $12,751,934.09 with all other terms, covenants and conditions of the Note, the Loan Agreement and other Loan Documents remaining as originally written.

The Third Amendment to Second A&R Secured Cognovit Promissory Note is attached hereto as Exhibit 10.8 and incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 8.01 Other Events.

On January 11, 2024, HOF Village completed the sale to Sandlot Facilities, LLC (“Purchaser”) for a $10 million purchase price, subject to adjustment (the “Purchase Price”), of 80% of a newly formed limited liability company named Sandlot HOFV Canton SC, LLC (“Sports Complex Newco”), to which the Company, HOF Village and HOF Village Youth Fields, LLC had contributed the ForeverLawn Sports Complex business prior to closing (the “Transaction”). The Transaction occurred pursuant to the terms of the previously disclosed Membership Interest Purchase Agreement, dated December 22, 2023 (the “Purchase Agreement”), among the Company, HOF Village, Purchaser and Sandlot Youth Sports Holdings, LLC (“Purchaser Guarantor”)

Under the Purchase Agreement, the Purchaser held back $1.5 million of the Purchase Price (the “Holdback Amount”) to secure certain indemnification obligations of the Company and HOF Village, which holdback will be released by Purchaser for HOF Village in three $500,000 increments at 6, 12 and 18 months after the January 11, 2024 closing date of the Transaction (the “Closing”), subject to post-Closing adjustment of the Purchase Price and any indemnification claims pursuant to the Purchase Agreement.

Under the Purchase Agreement, at the Closing, HOF Village entered into certain commercial arrangements that consist of (i) the Facilities Management Agreement between HOF Village and Sports Complex Newco, pursuant to which HOF Village provides certain facilities services to Sports Complex Newco, (ii) the Marketing and SC Programming Collaboration Agreement among HOF Village, Sports Complex Newco and Purchaser Guarantor, pursuant to which the parties thereto collaborate with regard to marketing and programming of the ForeverLawn Sports Complex, (iii) the Marketing and CFP Programming Collaboration Agreement between HOF Village and Sports Complex Newco, pursuant to which the parties thereto collaborate with regard to marketing and programming at the Center for Performance, and (iv) the Food and Beverage Services Agreement between HOF Village and Sports Complex Newco, pursuant to which HOF Village provides certain food and beverage services to Sports Complex Newco.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
10.1	Amendment Number 10 to Term Loan Agreement, dated January 11, 2024 by Hall of Fame Resort & Entertainment Company, HOF Village Newco, LLC, HOF Village Youth Fields, LLC, collectively as borrower, and CH Capital Lending, LLC, as administrative agent and lender
10.2	Second Amendment to Second Amended and Restated Secured Cognovit Promissory Note, dated January 11, 2024 by Hall of Fame Resort & Entertainment Company, HOF Village Newco, LLC, HOF Village Youth Fields, LLC, collectively as borrower, and CH Capital Lending, LLC, as lender
10.3	Sixth Amendment to and Spreader of Pledge and Security Agreement, dated January 11, 2024 by Hall of Fame Resort & Entertainment Company, HOF Village Newco, LLC, HOF Village Youth Fields, LLC, collectively as grantor, and CH Capital Lending, LLC as administrative agent/collateral agent and IRG, LLC, JKP Financial, LLC, and Midwest Lender Fund, LLC, collectively secured parties
10.4	Fourth Amendment to and Spreader of Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated January 11, 2024 by HOF Village Youth Fields, LLC, HOF Village Parking, LLC, HOF Village Newco, LLC, collectively as grantor, and CH Capital Lending, LLC as administrative agent or secured party
10.5	Partial Release of Mortgage, dated January 11, 2024 by CH Capital Lending, LLC as administrative agent or secured party
10.6	Omnibus Release of Youth Fields Borrower from Certain Debt Instruments, dated January 11, 2024 by CH Capital Lending, LLC as administrative agent and IRG, LLC, JKP Financial, LLC and Midwest Lender Fund, LLC, collectively Lenders for the benefit of HOF Village Youth Fields, LLC
10.7	Amendment Number 11 to Term Loan Agreement, dated January 17, 2024 by Hall of Fame Resort & Entertainment Company and HOF Village Newco, LLC, collectively as borrower, and CH Capital Lending, LLC, as administrative agent and lender
10.8	Third Amendment to Second Amended and Restated Secured Cognovit Promissory Note, dated January 17, 2024 by Hall of Fame Resort & Entertainment Company and HOF Village Newco, LLC, collectively as borrower, and CH Capital Lending, LLC, as administrative agent and lender
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Michael Crawford
		Name:	Michael Crawford
		Title:	President and Chief Executive Officer

Dated: January 18, 2024